Presentation to Public Lenders July 12, 2006 Exhibit 99.2

2 2
Safe Harbor
Safe Harbor
Statements contained in this presentation that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,”
“should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements.
For more information concerning factors that could cause actual results to differ from those expressed or forecast, see its annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

3 3
Meeting Participants
Meeting Participants
(1) Will assume this position upon the completion of Corus Aluminum acquisition.
Aleris Representatives:
Steve Demetriou Chairman , Chief Executive Officer
Mike Friday Executive Vice President, Chief Financial Officer
John Wasz Executive Vice President & President of Aleris Rolled Products, N.A.
Sean Stack
(1)
Executive Vice President & President of Aleris, Europe
Robert Holian Senior Vice President & Controller
Deutsche Bank Representatives:
Mark Funk Managing Director – Asset Based Lending
Martha Klessen
Managing Director – Senior Debt Capital Markets
Eric Rychel
Director – Industrials

4 4
Agenda
Agenda
Introduction
Eric Rychel, Deutsche Bank
Transaction overview
Sean Stack, EVP & President Aleris, Europe
Aleris International overview
Steve Demetriou, Chief Executive Officer
Corus Aluminum overview
Sean Stack, EVP & President Aleris, Europe
Key transaction considerations
Steve Demetriou, Chief Executive Officer
Historical financial review
Mike Friday, EVP & Chief Financial Officer
Aleris financial review
Corus Aluminum financial review

Transaction Overview Sean Stack, Executive Vice President & President Aleris, Europe

6 6
Transaction Overview
Transaction Overview
Aleris has entered into a definitive agreement to acquire Corus Group plc's downstream aluminum business (“Corus Aluminum”) for €691.0
(1)
million (the “Corus Acquisition”)
5.5x LTM 3/31/2006 Adjusted EBITDA with synergies of €126.6 million
(2)
The Corus Acquisition will continue Aleris’s transformation
Expands and diversifies product breadth into higher margin, value-added products
Enhances global scope and scale of Aleris
Introduces world class R&D and intellectual property platform
The Corus Acquisition will be completed in 3Q 2006
Acquisition and refinancing of existing debt to be financed with approximately
$1,558 million of funded debt (the “Transaction”)
$401 million ABL Revolving Credit Facility
(3)
$650 million PP&E Term Loan
$507 million Senior Unsecured Notes/Bridge
Pro forma combined LTM 3/31/2006 revenue and Adjusted EBITDA with synergies
(4)
was $4,713
million and $436 million
(5)
, respectively
(1) Excludes assumption of debt and certain other liabilities.
(2) $25/€20.6 million of synergies related to Corus Acquisition translated at an exchange rate of $1.2121/€ (3/31/2006).
(3) Total facility size will be $750 million.
(4) See slides 51 and 52 for reconciliation of Adjusted EBITDA to GAAP Net Income.
(5) Includes $25 million of synergies related to the Corus Acquisition and $13 million of EBITDA related to the Ormet acquisition.

7 7
Creating a Global Rolled Products and
Creating a Global Rolled Products and
Recycling Company
Recycling Company
Pro Forma LTM Results as of March 31, 2006
Revenues: $4,713 Million
Adjusted EBITDA with synergies: $436 Million
(1), (2)
Core
Strengths
Leading
Positions
and Expertise
Focus on leadership in core end-use industries
Focus on leadership in core end-use industries
Leading global aluminum products company
High value-added product portfolio
Significant manufacturing expertise in heat
treated products
End-uses include aerospace, automotive,
engineering and packaging
Hard alloy extrusions
End-uses with above average growth
Long-term blue chip customer relationships
State-of-the-art production facilities
World-class R&D platform
Strong management team
Leading North American manufacturer of
aluminum rolled products
Leading global recycler of aluminum and zinc
End-uses include building and construction,
transportation, packaging and consumer
durables
Track record of growth and margin
improvement
Demonstrated free cash flow generation
Low-cost producer
Proven management team
(1) Includes $25 million of synergies related to the Corus Acquisition and $13 million of EBITDA related to the Ormet acquisition.
(2) See slides 51 and 52 for reconciliation of Adjusted EBITDA to GAAP Net Income.

8 8
Sources and Uses
Sources and Uses
Sources of Funds Uses of Funds
(1)
New ABL Revolver
(2)
$400.7 Purchase Corus Aluminum
(3)
$837.6
PP&E Term Loan 650.0 Repay Existing Revolver 232.6
New Senior Notes
(4)
506.8 Repay Existing 9.000% Notes
(5)
129.2
Repay Existing 10.375% Notes
(5)
218.8
Repay VAW-IMCO Line of Credit 23.2
Repay Corus Aluminum debt 44.8
Tender Premium 38.2
Fees and expenses 33.1
Total Sources of Funds $1,557.5 Total Uses of Funds $1,557.5
(1) All repayment amounts based on total outstanding balances as of March 31, 2006.
(2) Total facility size of $750 million.
(3) The payment for the Corus Acquisition is based upon a purchase price of €691 million translated into U.S. Dollars at a rate of $1.2121, which was the exchange rate at March 31, 2006.
(4) Represents the planned Senior Notes issuance of $325 million and €150 million translated into U.S. Dollars at a rate of $1.2121, which was the exchange rate at March 31, 2006.
(5) These amounts include accrued interest on the existing 9.000% and 10.375% notes of $4.2 and $9.9 million, respectively.
($ in millions)

9 9
Pro Forma Capitalization
Pro Forma Capitalization
(1) Total facility size of $750 million.
(2) Represents the planned Senior Notes issuance of $325 million and €150 translated in U.S. Dollars at a rate of $1.2121which was the exchange rate at 3/31/06.
(3) Based on 6/30/06 closing share price of $45.85.
(4) Includes $13.3 million related to Ormet acquisition and $25.0 million of Corus Acquisition synergies.
(5) See slides 51 and 52 for reconciliation of Adjusted EBITDA to GAAP Net Income.
($ in millions)
Pro Forma
% of
Capitalization
Mult. LTM 3/31/2006
Pro forma Adj. EBITDA
ABL revolver
(1)
$ 400.7 1 3.1% 0.9x
PP&E term loan 650.0 2 1.4 1.5
Other secured debt
49.5 1. 6 0.1
Total secured debt $ 1,100.2 3 6.1% 2. 5 x
New Senior Notes
(2) 506.8 16.6 1.2
Total debt $1, 607.0 52.7% 3.7x
Market capitalization
(3) 1, 443.8 47.3 3.3
Total capitalization
$3,050.8 100.0% 7.0 x
Credit statistics: LTM Pro forma 3/31/06
A djusted EBITDA with synergies
(4),(5)
$43 6 .0
Interest expense 1 23 .0
Capital expenditures 129 .1
Adjusted EBITDA with synergies /interest expense
(4),(5)
3. 5 x
(Adjusted EBITDA with synergies -Capex)/interest expense
(4),(5)
2.5 x

Aleris International Overview Steve Demetriou, Chief Executive Officer

11 11
2004 Pro Forma Merger Summary
2004 Pro Forma Merger Summary
The merger between Commonwealth and IMCO created a $2 billion company
($ in millions)
Note: Based on public filings.
(1) Rolled products pounds shipped.
(2) Recycled pounds processed.
(3) See slides 51 and 52 for reconciliation of Adjusted EBITDA to GAAP Net Income.
(4) Includes common-alloy, non-heat treat sheet and excludes can sheet.
Pro forma FYE December 31, 2004
Pounds (mm lbs.) 1,006
(1)
3,379
(2)
4,385
Revenues $1,140 $1,105 $2,245
Gross profit $73 $80
$153
% margin 6% 7% 7%
Adjusted EBITDA
(3)
$72 $59
$131
% margin 6% 5% 6%
Employees 1,386 1,845 3,231
Industry positions
Aluminum recycling – #1 #1
Zinc dust & oxide – #1
#1
Rolled products
(4)
#2 –
#2

12 12
Aleris Transformation
Aleris Transformation
Initiated cultural change
Implemented Six Sigma
Centralized metal purchasing
Leveraged low-cost business model
Restructured/closed high-cost plants
Positioned Aleris to benefit from favorable
industry dynamics
Surpassed synergy targets
Revitalized businesses
Continued productivity and synergy
realization
Higher quality business mix
Geographic expansion
Additional accretive acquisitions
ROCE
(1)
greater than cost of capital
Strong cash generation
Operational Improvements
Operational Improvements
Future Goals
Future Goals
Post-Merger 2006 & Beyond
Superior execution transforming Aleris
Superior execution transforming Aleris
(1) Return on capital employed.

13 13
International
International
Recycles aluminum
dross and scrap
Major customers –
Alcoa, Novelis,
BMW, NEMAK,
DaimlerChrysler
Driven by auto
sector and
packaging
Zinc
Zinc
Recycles zinc
bearing materials to
produce zinc oxide,
zinc dust and zinc
metal
Major customers –
Goodyear,
Bridgestone, Dow
Agri, Michelin,
Carboline
Driven by castings,
auto sector and
galvanized steel
consumption
Recycling
Recycling
Spec Alloy
Spec Alloy
Recycles aluminum
dross and scrap
Major customers –
Alcoa, Novelis, Arco
Driven by rigid
container and
common alloy sheet
consumption
Recycles and
processes aluminum
based spec alloys
Major customers –
GM, Contech,
DaimlerChrysler,
Ford, Nissan
Driven by aluminum
usage in automotive
sector
Rolled
Products
Rolled
Products
Produces rolled
aluminum products
Major customers –
Alcoa Home
Exteriors, Great
Dane, Gentek,
Ryerson
Driven by building
and construction,
consumer durables,
transportation
Aleris Today
Aleris Today
Revenue $300MM
Revenue $300MM
Revenue $285MM
Revenue $285MM
Revenue $286MM
Revenue $286MM
Revenue $481MM
Revenue $481MM
Revenue $1,309MM
Revenue $1,309MM
Note: LTM 3/31/2006 segment revenues before corporate expenses and excluding pro forma full-year impact of 2005 acquisitions.

14 14
Aleris’s Strategy
Aleris’s Strategy
Relentless Productivity Improvement
Implement Six Sigma culture to transform manufacturing productivity
Exploit combined melting and processing technologies to lower cost
Utilize scrap sourcing capabilities to reduce purchased metal cost
Extend low-cost continuous cast production to higher margin products
Core Business Growth
Pursue U.S. industry acquisition opportunities
Expand European recycling operations
Explore Uhrichsville integrated recycling/sheet “footprint” in China

15 15
Area
December 2004
Original Target
December 2005
New Public Target
1Q 2006
Run Rate Actions
Metal sourcing $5.0 $10.0 $5.0 Freight/scrap mix optimization
Collect more customer scrap
Staff reductions
Base loading concept
Non-metal purchasing 5.0 7.0 4.0 Casualty/property insurance
Freight
Vendor consolidation
Manufacturing 5.0 15.0 15.0 Staff reductions
Lewisport initiatives
Ohio improvements
Six Sigma
Rapid transformation
Shared services 10.0 18.0 20.0 Staff reductions
IT
Leases
Total
$25.0 $50.0 $44.0
Merger Productivity & Synergy Realization
Merger Productivity & Synergy Realization
($ in millions)
Management has substantially exceeded its original synergy targets
Management has substantially exceeded its original synergy targets

16 16
Culture Change Driving Productivity
Culture Change Driving Productivity
Data driven decision making
Six Sigma focus
Solve today’s problems today
No bureaucracy / minimal layers in organization
Rewarding great performance
Six Sigma is a key element of culture change at Aleris
Six Sigma is a key element of culture change at Aleris
Number of Projects Complete Active Pipeline Total
Rolled Products 12 18 18 48
Recycling 4 2 8 14
Spec Alloys 6 3 5 14
Zinc – 2 3 5
International – – 8 8
Total 22 25 42 89
Growth: 1Q’06 vs 4Q’05 15 16 25 56
# of Projects
# of Projects
Six Sigma Status
Six Sigma Status

17 17
(1) Pro forma for Commonwealth/IMCO transaction based on public filings.
(2) Pro forma for a full year impact of the 2005 acquisitions, only includes Ormet since the date of acquisition. Excludes pro forma impact of Corus Acquisition.
(3) Adjusted items include purchase accounting, FAS 133, restructuring, and executive severance costs.
(4) See slides 51 and 52 for reconciliation of Adjusted EBITDA to GAAP Net Income.
(5) Free cash flow defined as Adjusted EBITDA less Capex.
(6) Share price as of 6/30/06 close.
FY2004 FY2005 LTM 3/31/06
Pro forma
(1)
Actual
Actual Pro forma
(2)
Rolled Products pounds shipped 1,006 922 938 1,036
Recycled pounds processed 3,379 3,366 3,408
3,546
Revenue $2,244.7 $2,429.0 $2,631.5
$2,832.6
% growth NA 8.2% NM
NM
Adjusted EBITDA
(3), (4)
$131.2 $230.8 $239.1
$268.8
% margin 5.8% 9.5% 9.1% 9.5%
Capex $56.4 $62.1 $64.2
$66.0
% of revenue 2.5% 2.6% 2.4% 2.3%
Free cash flow
(5)
$74.8 $168.7 $174.9 $202.8
Share price $16.92 $32.24 $48.07 $45.85
(6)
Market capitalization
$502.5 $1,005.9 $1,513.7 $1,443.8
Total debt 412.4 651.8 628.2 628.2
Less cash  17.8 6.8 8.3 8.3
Total enterprise value (TEV)
$897.1 $1,650.9 $2,133.6
$2,080.3
Total debt/Adjusted EBITDA 3.1x 2.8x 2.6x 2.3x
Improved Financial Results
Improved Financial Results
($ in millions)
Significant across the board financial improvement
Significant across the board financial improvement

18 18
Tomra ALSCO Ormet Alumitech
Pro Forma
Combined
Transaction
Rationale
Purchase Price $19 $145 $100 $28 $292
Base EBITDA
(1)
5 23 0 5 33
Realized/On
Track Synergies
2 14 30 3 49
Adjusted EBITDA $7 $37 $30 $8 $82
Net Purchase
Price Multiple
2.7x 3.9x 3.3x 3.5x 3.6x
2005 Acquisition Overview
2005 Acquisition Overview
Brazil growth
Access to UBC
metal units
Strengthens
manufacturing
capabilities
Optimize
operations
Metal sourcing and
processing
opportunities
Product
diversification
Improved Lewisport
utilization
Complementary
recycling assets
Asset deal; no
legacy costs
Experienced
management team
Expertise in salt-
cake recovery
Broadens
processing
capabilities and
customer base
(1) Reflects management’s current estimate of the annual impact of these acquisitions.
Successfully delivering accretive acquisitions
Successfully delivering accretive acquisitions
($ in millions)

19 19
2005 Acquisitions Synergies
2005 Acquisitions Synergies
Key Value Drivers Total Status
Tomra Optimize Furnace Capacity Utilization $0.5 Complete
Recovery Improvement 0.4 Complete
Operating Cost Reduction 0.4 Complete
SG&A 0.7 Complete
$2.0
ALSCO Close Carson; expand Newport $12.7 Carson closure complete
SG&A 3.0 Partly complete; fab prod decision
Eliminate sheet purchase, optimize dross 2.1 Complete
Volume (3.4)
$14.4
Ormet Transfer 125Mlbs production to Lewisport ;
Optimize sales/rolling margins
$30.4 Lewisport expansion on track
Alumitech Optimize salt cake disposition $1.5 Completing evaluation phase
SG&A 0.7 Organization structure rationalizing in progress
$2.2
Total Indentified
$49.0
On track to deliver synergies
($ in millions)

20 20
Key Accomplishments
Key Accomplishments
Initiated cultural change
Established credibility; refocused/
upgraded business management
Exceeded merger synergy targets
Restructured and announced closing of
high cost plants
Stabilized rolled products commercial
strategy
Completed or announced five acquisitions
at very attractive multiples
S&P corporate credit rating upgraded
Improved liquidity position
Surpassed $1 billion in market cap
No material weaknesses
Post-
Merger
$0
$10
$20
$30
$40
$50
$60
Jun-
01
Sep-
01
Jan-
02
M
ay-
02
Aug-
02
Dec-
02
Mar-
03
Jul-
03
Oct-
03
Feb-
04
Jun-
04
Sep-
04
Jan-
05
Apr-
05
Aug-
05
N
ov-
05
Feb-
06
Jun-
06
Pre-Merger Merger
Announced
Aleris Stock Price
Aleris Stock Price

Corus Aluminum Overview Sean Stack, Executive Vice President & President of Aleris, Europe

22 22
Corus Aluminum Acquisition Rationale
Corus Aluminum Acquisition Rationale
High margin, value-added product lines
Aerospace plate, heat treated commercial plate, heat exchanger sheet
Hard alloy extrusions
Best-in-class production capabilities
Koblenz is one of the largest global specialized rolling mills
Bonn recently installed one of the largest extrusion presses in Europe
Significant research and development organization and intellectual property portfolio
Strong relationships with OEMs (Airbus, Boeing, Bosch, etc.)
Expands Aleris’s end-uses and diversifies industry exposure
Increases exposure to high growth aerospace, shipbuilding and engineering
Significantly increases presence in Europe and provides access to Asia
Diversification provides greater stability
Significant synergy opportunities
Experienced and well-regarded European management team
Transformational opportunity
Transformational opportunity

23 23
Corus Aluminum Overview
Corus Aluminum Overview
Corus Aluminum Rolled and Extruded Products platform ranks as one of the top five standalone global aluminum products manufacturers
Nine manufacturing operations in Europe, Canada and China with approximately
4,600 employees
Focus on high value-added products such as aircraft plate, brazing sheet and specialty extrusions
Supplies sectors with superior growth characteristics, such as aerospace, automotive, engineering, and heavy transportation
Top three supplier in all major end-uses served
Extrusions
21%
Rolled
Products
79%
Other
12%
Distribution
8%
Other transport
5%
Automotive
31%
Aerospace
7%
Packaging
9%
Building
17%
Engineering
11%
Note: Charts are based upon FYE 2005 performance.
(1) From 2005 Corus audited financial statements, based on revenue.
(2) From Corus management accounts, based on volume shipped.
(3) Includes 2.0% of European production not denominated in €.
Geography
(1)
Geography
(1)
Products
(1)
Products
(1)
End-uses
(2)
End-uses
(2)
(3)
Other International
31%
Europe
69%

24 24
Corus Aluminum Geographic Footprint
Corus Aluminum Geographic Footprint
Corus Aluminum Extrusions
Corus Aluminum Rolled Products
Key:
Country: Belgium
Volume (Kt): 239 (Rolling)
30 (Extrusions)
Duffel
Country: Canada
Volume (Kt): 60
Source: Corus website, annual report
Country: Germany
Volume (Kt): 152
Koblenz
Cap-de-la-Madeleine
Toronto
Country: Germany
Volume (Kt): 21
Vogt
Country: China
Volume (Kt): 4
Tianjin
Country: Germany
Volume (Kt): 20
Bitterfeld
Country: Germany
Volume (Kt): 17
Bonn
Extends Aleris’s global presence
Extends Aleris’s global presence

25 25
Corus Aluminum Business Mix
Corus Aluminum Business Mix
Revenues
Revenues
Adjusted EBITDA
(1)
Adjusted EBITDA
(1)
Rolled Products Adjusted EBITDA
Rolled Products Adjusted EBITDA
Extrusions
21%
Rolled Products
79%
Total:  €1,487 million
Extrusions
1%
Rolled Products
99%
Cap-de-la-Madeleine
15%
Duffel
35%
Koblenz
50%
Duffel, 18%
Cap-de-la-Madeleine,
3%
Koblenz, 79%
Total:  €101 million
Rolled Products Revenues
Rolled Products Revenues
Koblenz drives profitability
Koblenz drives profitability
Note: Charts are based on FYE 2005 performance.
(1) See slides 51 and 52 for reconciliation of Adjusted EBITDA to GAAP Net Income.

26 26
Focus on High Value-Added Products
Focus on High Value-Added Products
Other Customized
Applications (3)
Specialty Coil
& Sheet
Automotive
Body Sheet
Heat Exchanger
Materials (2)
Commercial
Plate & Sheet (1)
Aircraft Plate
& Sheet
Products
Foil, coil coating, B&C,
foil conversion, transport
Broad range of
customer applications;
cookware, heat shields,
fuel tanks
Autos Radiators, evaporators,
condensers for
automotive and
industrial
Tooling, molding,
transport, shipbuilding,
silos, LNG transport
Commercial &
military aircraft,
aerospace
Hot & cold reroll coil, foil
and coated products
Coil, sheet and circles
in a wide variety of
alloys
All automotive body
applications
Brazing coil & sheet,
clad and non-clad fins
NHT
(4)
– plate, HT plate,
wide transport shate
Aircraft plate and
wide skin sheet
End-Use
Applications
Products
Railway carriages, ship
superstructures and defense
Window sills, water bars, roofing,
window and wall systems
Gearbox, brakes, steering,
pneumatics, aircraft
Building, transport,
Engineering
Large and heavy sections Complete systems including all profiles and accessories
Rods, bars, solid & hollow sections Soft alloy sections to customers specifications
End-Use
Applications
Projects Hard Alloys BUG – Building Systems Industrial Extrusions
(1) Heavy gauge sheet.
(2) Heat Exchanger at Cap-de-la-Madeleine.
(3) Other customized applications at Koblenz, painted coil and foil at Cap-de-la-Madeleine.
(4) Non-heat treated.

27 27
Attractive Industry Positions
Attractive Industry Positions
Corus Rolled Products
Corus
Competitors
Construction
Corus Extrusions
Corus
Competitors
Engineering
Corus
Competitors
Transportation
Corus
Competitors
Packaging
Corus
Competitors
Corus
Competitors
Construction Transportation
Competitors
Alcan
Alcoa
Elval
Gutmann
Hydro
Kaiser
Norandal
Norsk
Novelis
Competitors
Alcan
Alcoa
Gutmann
Hydro
Kaiser
Norsk

Aleris

Number of airplanes
2000
2001
2002
2003
2004
2005
2006E
2007E
2008E

Number of airplanes
A320 Family
A300/ A310
A330
A340
A350
A380
717
737
747
767
777
787

Number of airplanes
2000
2001
2002
2003
2004
2005
2006E
2007E

Number of airplanes
2000
2001
2002
2003
2004
2005

28 28
Leader in technically demanding aerospace applications
Leader in technically demanding aerospace applications
Strong Fundamentals in Aerospace Segment
Strong Fundamentals in Aerospace Segment
Airbus & Boeing Deliveries Airbus & Boeing Backlog
Business & Regional Jet Deliveries Koblenz EBITDA Analysis
Source:  Boeing and airbus corporate website, Wall street research, Company estimates
789
600
650
840
920
575
669
833
985
0
200
400
600
800
1,000
Airbus Boeing
740
765
659
483
578
733
863
1,007
178
205
241
320
308
320
351
295
150
360
570
780
990
1,200
Business Jet Deliveries Regional Jet Deliveries
71
166
17
100
159
1,601
31
350
266
59
2
1,300
0
400
800
1,200
1,600
2,000
Airbus Boeing
575
600
789
833
669
650
300
420
540
660
780
900
Total Airplane Deliveries Koblenz EBITDA

29 29
Significant opportunities to leverage technology platform globally
Significant opportunities to leverage technology platform globally
Industry Leading Technology
Industry Leading Technology
Well established research and development and intellectual property portfolio
Access to 150 R&D employees (50 fully dedicated to aluminum)
Significant process and alloy development capability and industry expertise
Approximately 130 patent families
Significant processing technology
Continuous annealing line
Customer focused high quality production capabilities
Industry leading casting technology (alloys and width)
Leading aircraft plate manufacturer
State-of-the-art manufacturing facilities - Koblenz rolling mill
Unmatched product quality and design - participate in Airbus, Boeing and Embraer design teams
Aluminum continues to make inroads in the automotive industry
Aluminum auto body sheet; hard alloy extrusions, brazing sheet
Supplier to several non-automotive transport sectors
Infrastructure components
• Rails and steel sleepers, giant extruded aluminum profiles, tankers
Body components
• High speed railway stock

30 30
Area
Synergy
Targets Actions
Metal sourcing $5
Scrap supply
Primary aluminum supply
Global hedging position
Coil supply to Cap
Non-metal purchasing 5
Global spend
Manufacturing 10
Predictive maintenance
Six Sigma
Best practice translation
Ormet equipment to Cap
Shared services 5
Consolidate back office functions
Integration of North American operations
IT platform consolidation
Total $25
Corus Aluminum Synergy Opportunities
Corus Aluminum Synergy Opportunities
Conservative synergy target; should be achieved in next two years
Conservative synergy target; should be achieved in next two years
($ in millions)

31 31
Focused Integration and Synergy Realization
Focused Integration and Synergy Realization
Dedicating significant management attention to integration
Integration process underway; teams up and running
Key areas of focus:
Consolidate back office and corporate functions
• Establishing regional HQ in Switzerland - favorable tax benefits
• Eliminate overlapping functions at stand-alone plants
Operating synergy realization
• Leverage data driven corporate culture successes at Aleris/Noveon
• Implement manufacturing best practices
• Implement Six Sigma and predictive maintenance
• $25 million of synergies realizable within first two years
• Extend Aleris’s centralized metal purchasing
• Capitalize on scrap processing capabilities
Build on success from Commonwealth/IMCO synergy capture
Build on success from Commonwealth/IMCO synergy capture

Key Transaction Considerations Steve Demetriou, Chief Executive Officer

33 33
Key Transaction Considerations
Key Transaction Considerations
Significant geographic and end-use diversification
Leading global footprint
Long-term customer relationships
Leading industry positions
Favorable long-term industry trends
Restructured North American industry
Reduced commodity exposure
Credible senior management with experienced business unit leaders

34 34
Significant Geographic and End-Use Diversification
Significant Geographic and End-Use Diversification
Euro-
Denominated
15%
Other
International
2%
North America
83%
Automotive
18%
Other
transportation
6%
Building &
construction
33%
Others
14%
Distribution
16%
Packaging
13%
Note: Geographic and end-use data excludes corporate revenue.
(1) Reported 2005 figures.
Source:    Company filings and management estimates
Other
International
6%
Euro-
Denominated
38%
North America
56%
Aerospace
15%
Automotive
29%
Packaging
8%
Building &
construction
15%
Engineering
10%
Distribution
8%
Others
11%
Other
transportation
4%
Aleris
2005 Revenues $2,429
(1)
Corus Aluminum
2005 Revenues $1,835
(1)
Pro Forma Aleris
2005 Revenues $4,264
($ in millions)
Aerospace
6%
Distribution
12%
Engineering
5%
Automotive
22%
Others
13%
Packaging
11%
Building &
construction
26%
Other transportion
5%
North America
21%
Other
International
10%
Euro-
Denominated
69%

35 35
Leading Global Footprint
Leading Global Footprint
Monterrey, Mexico
Pindamonhangaba,
Brazil(2)
Rolled Products
Extrusions
Aluminum Operations
Zinc Operations
Rolling Mills
Coil Coating Operation
Magnesium
Swansea
Wales, UK
Grevenbroich,
Germany
Töging,
Germany
Bonn
Bitterfeld
Vogt
Koblenz
Sapulpa, OK
Houston, TX
Millington, TN
Coldwater, MI
Chicago Heights, IL
Saginaw, MI
Rock Creek, OH
Elyrta, OH
Uhrichsville, OH
Hillsboro, IL
Clarksville, TN
Morgantown, KY
Loudon, TN
Shelbyville, TN
Lewisport, KY
Bedford, OH
Spokane, WA
Post Falls, ID
Goodyear, AZ
Toronto
Cap-de-la-Madeleine
Duffel
Tianjin
Shanghai
(1)
Beloit, WI
Terre Haute, IN
Ashville, OH
Cleveland, OH
Friendly, WV
Macedonia, OH
Roxboro, NC
Wabash, IN
Stuttgart
Delfjil
(1) Zinc operations in Shanghai are currently under construction.

36 36
Leading Industry Positions
Leading Industry Positions
#3 manufacturer of aerospace plate globally
#1 producer of recycled aluminum, specification alloys and zinc products in the U.S.
#1 manufacturer of zinc dust and zinc oxide
#2 manufacturer of extruded products in Europe
2005 Global Rolled Product Shipments
0
1,000
2,000
3,000
Novelis (1) Alcoa Norsk Hydro Pro Forma
Aleris
Alcan Unifus Sumitomo Kobe (2) Wise Orkla
(1) Novelis data based on 2004 results.
(2) Includes aluminum rolled products, copper rolled products, aluminum alloy and magnesium alloy cast products, forged product, and aluminum processed products.
Aleris is the #4 manufacturer of aluminum rolled products globally

37 37
Favorable Long-Term Industry Trends
Favorable Long-Term Industry Trends
Sheet and Plate “Nameplate”
Industry Utilization
(1)
1983 U.S. Aluminum Supply
Primary
57%
Imports
14%
Recycled
29%
Aluminum Content Per Vehicle
2005 U.S. Aluminum Supply
258
319
112
196
259
165
0
100
200
300
400
1990 2000 2006E
Europe North America
Primary
27%
Imports
42%
Recycled
31%
(1) North American common alloy products only.
Source:    Aluminum Association, CRU, Brook Hunt, Alcoa investor presentations and management estimates
85.5%
82.0%
77.0%
76.0%
68.0%
76.0%
58.0%
68.0%
78.0%
88.0%
98.0%
2000 2001 2002 2003 2004 2005
Operating Rate Historical Average
1983
13.6 billion pounds
2005E
20.4 billion pounds

38 38
North American Industry Landscape
North American Industry Landscape
Significant industry rationalization: 25% capacity reduction
2002 - 2003 – Michigan Avenue Partners closes McCook, IL and Scottsboro, AL
2004 – Alcoa closes its San Antonio, TX plant
2005 – Aleris acquires ALSCO and shutters Carson, CA mill
2005 – Ormet shutters Hannibal, OH mill, Aleris acquires assets
(lbs. in millions)
Curtailments and shutdowns 2002 2003 2004 2005 2006E Cumulative
Ravenswood – (88) – – – (88)
San Antonio – – (67) (198) – (265)
McCook (99) (22) – – – (121)
Scottsboro (300) (99) – – – (399)
Carson – – – – (110) (110)
Hannibal/Ormet – – – – (397) (397)
Total curtailments and shutdowns (399) (209) (67) (198) (507) (1,380)
Total additions
22 7 74 62 165
Net change (399) (187) (60) (124) (445) (1,215)
Source:  CRU, Wall Street research and public information

39 39
Reduced Commodity Exposure
Reduced Commodity Exposure
“Pass-through” of metal costs
Conversion fee based revenue model
Hedging of metal purchases
P&L impact of FIFO inventory
Tolling
Reduced working capital
50% of merchant shipments
Buy / sell
Utilize hedges to minimize risk
Recycling Rolled Products
Energy / Currency Extrusions
Natural gas hedged with contract
adjustments and forward positions
~62% hedged remainder of 2006
~11% hedged in 2007 at 33% below
current market price
LME price hedging
Annual premium pricing
P&L impact of FIFO inventory
Consistent approach to commodity exposure management
Consistent approach to commodity exposure management

40 40
Credible Senior Management Aligned with
Credible Senior Management Aligned with
Experienced Business Unit Leaders
Experienced Business Unit Leaders
Acquiring strong management team with significant industry experience
Acquiring strong management team with significant industry experience
(1) Will assume this position upon completion of Corus Aluminum Acquisition.
Name Title
Steven Demetriou Chairman & Chief Executive Officer
Michael Friday Executive VP & Chief Financial Officer
John Wasz Executive VP & President of Aleris Rolled Products, N.A.
Sean Stack
(1)
Executive VP & President of Aleris, Europe
Robert Holian Senior VP & Controller
Christopher Clegg Senior VP, Secretary & General Counsel
Alfred Haszler
(1)
Senior VP & President of Aleris Rolled Products, Europe
Werner Graf
(1)
VP, Managing Director of Aleris Extrusions, Europe
Alfred Heinz
(1)
Director of Technology

Aleris Historical Financial Review Mike Friday, Chief Financial Officer

42 42
Financial Summary
Financial Summary
Revenue
$1,690
$2,245
$2,726
$2,833
$0
$600
$1,200
$1,800
$2,400
$3,000
$3,600
2003 2004 2005 LTM 3/31/06
$78
$131
$270
$269
5%
6%
10%
10%
$0
$50
$100
$150
$200
$250
$300
2003 2004 2005 LTM 3/31/06
0.0%
3.0%
6.0%
9.0%
12.0%
15.0%
18.0%
% Margin
($ in millions)
Adjusted EBITDA
(1)
(1) See slides 51 and 52 for reconciliation of Adjusted EBITDA to GAAP Net Income.
(2) Pro forma for the Commonwealth/IMCO merger.
(3) Pro forma for 2005 acquisitions excluding Ormet.
(2)
(3)
(2)
(2) (3) (3) (2)
(3)

43 43
Rolled Products Margin Performance
Rolled Products Margin Performance
Margins reflect industry change
Margins reflect industry change
Note: 2005 data, excludes acquisitions.
0
50
100
150
200
250
300
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06
$0.20
$0.25
$0.30
$0.35
$0.40
$0.45
$0.50
$0.55
$0.60
Shipments Material Margin
(MM lbs) ($/lbs)

44 44
Capital Expenditures Overview
Capital Expenditures Overview
Total Capital Expenditures
2000
(1)
2001
(1)
2002
(1)
2003
(1)
2004
(1)
2005
(2)
Capital expenditures $56.0 $18.7 $35.3 $36.9 $56.4 $62.1
% of revenue 3.0% 1.3% 2.3% 2.2% 2.5% 2.4%
Significant Discretionary Capital Expenditures
(1) Pro forma for the Commonwealth/IMCO merger.
(2) As reported.
Key Project 2000 2001 2002 2003 2004
2005
Saginaw spec alloy facility $17.0
Mexico facility $5.5 $6.8
German expansion $4.0
RP JDE enterprise system 7.7
Morgantown landfill $4.0
Saginaw expansion 8.0
Stuttgart recycling plant
7.2 $17.4
Total
$17.0 $5.5 $6.8 $11.7 $19.2 $17.4
($ in millions)
Annual maintenance spending approximately $35 million

45 45
FY2004 FY2005 LTM 3/31/06
Cash $18 $7 $8
Revolver
(1)
$51 $263 $233
10 3/8% Sr Secured Notes 209 208 208
9% Sr Unsecured Notes 125 125 125
Other Debt 27 56 62
Total Debt $412 $652 $628
Credit Statistics
Adjusted EBITDA
(2)
$131 $231 $269
(3)
Interest expense 44 42 51
Capex 56 62
64
Total Debt/Adjusted EBITDA 3.1x 2.8x 2.3x
Adjusted EBITDA/interest expense 3.0 5.5
5.3
(Adjusted EBITDA-Capex)/interest expense 1.7 4.0
4.0
Cash & Debt Summary
Cash & Debt Summary
(1) Total availability of $325 million pro forma for Commonwealth/IMCO merger, increased to $425 million in 2005.
(2) See slides 51 and 52 for reconciliation of Adjusted EBITDA to GAAP Net Income.
(3) Pro forma for 2005 acquisitions, excluding Ormet.
($ in millions)
Deleveraging despite acquisition spending of approximately $300 million

Corus Aluminum Financial Review Mike Friday, Chief Financial Officer

47 47
Historical Financial Performance
Historical Financial Performance
Adjusted EBITDA
(1)
Revenue
€1,487
€1,462
€1,326
€1,411
€1,488
€1,473
€1,000
€1,100
€1,200
€1,300
€1,400
€1,500
€1,600
2000 2001 2002 2003 2004 2005
€101
€111
€100
€88
€108
€147
€
€20
€40
€60
€80
€100
€120
€140
€160
2000 2001 2002 2003 2004 2005
(€ in millions)
Inconsistent financial performance
Inconsistent financial performance
(1) See slides 51 and 52 for reconciliation of Adjusted EBITDA to GAAP Net Income.
Source: 2000-2003, based on management accounts; 2004-2005, based on audited financials.

48 48
Financial Summary
Financial Summary
FY2004A FY2005A LTM 3/31/06
Revenue €1,462 €1,487 €1,556
Gross Profit €171 €151 €159
% margin 12% 10%
10%
EBITDA €131 €80 €128
Adjusted EBITDA
(1)
€111 €101 €106
% margin 8% 7% 7%
Capex €55 €54 €54
% of revenue 4% 4% 4%
(€ in millions)
Note: Results presented on a US GAAP basis.
(1) See slides 51 and 52 for reconciliation of Adjusted EBITDA to GAAP Net Income.
1Q results exceed Corus Aluminum’s plan and Aleris’s expectations
1Q results exceed Corus Aluminum’s plan and Aleris’s expectations

49 49
Rolled products performance in 2005 negatively affected by unexpected operational upsets throughout the year
Duffel transformer fire (January - March)
Duffel casthouse shutdown (May - July)
Koblenz gearbox failure (June - December)
Rolled products operational problems offset by other factors
Price increases expanded material margins
Revamp of Duffel plant positively impacted 2005 shipment volumes
Extruded products negatively affected by margin compression due to rapidly rising metal prices and loss of volume in project business
2005 Financial Performance
2005 Financial Performance
Plant upsets drove negative profitability
Plant upsets drove negative profitability

50 50
Aleris has been transformed
Aleris has been transformed
Conclusion
Conclusion
Aleris has exceeded expectations since Commonwealth/IMCO merger
Management continues to execute its strategy
Acquisitions executed at attractive multiples and being successfully integrated
Corus Acquisition provides diversification and additional synergies and business opportunities
Asia-Pacific strategy unfolding
Moderate leverage and significant cash flow generation
Global platform well positioned for continued growth and profitability

51 51
EBITDA to Net Income Reconciliation
EBITDA to Net Income Reconciliation
For the Years Ended Dec. 31,
For the Twelve Months Ended
March 31, 2006
Pro
Forma
2003
(1)
Pro
Forma
2004
(1)
Actual
2005
Pro
Forma
2005
(2)
Pro
Forma
2005
(3)
Actual
Pro
Forma
(2)
Pro
Forma
(3)
Net (loss) income $(3.1) $(22.7) $74.3 $79.8 $57.8 $73.5 $57.9 $72.6
Interest expense (net) 32.3 43.8 40.2 49.3 120.6 43.8 50.0 120.1
Income taxes (1.1) 7.5 0.4 3.6 (11.5) 13.5 34.6 39.8
Minority interests 0.6 0.2 0.5 0.5 0.5 0.6 0.6 0.6
Depreciation and amortization 58.7 55.6 55.0 62.6 127.3 57.3 62.6 127.1
EBITDA $87.4 $84.4 $170.4 $195.8 $294.7 $188.7 $205.7 $360.2
Unrealized (gains) losses on derivative financial instruments (9.0) (5.0) 18.6 18.6 29.5 15.9 15.9 (26.1)
Restructuring, merger related and executive separation charges - 45.3 29.9 29.9 45.1 27.1 27.1 43.5
Non-cash cost of sales impact of recording acquired assets at fair value - 6.5 11.9 11.9 11.9 7.4 7.4 7.4
Expected cost savings associated with the closure of the
Carson, California rolling mill
- - - 14.2 14.2 - 12.7 12.7
Adjusted EBITDA $78.4 $131.2 $230.8 $270.4 $395.4 $239.1 $268.8 $397.7
Reconciliation of Aleris’s Actual and Pro Forma Net Income (Loss) to
Earnings Before Interest, Taxes, Depreciation and
Amortization (EBITDA) and Adjusted EBITDA
($ in millions)
(1) Pro forma for Commonwealth/IMCO transaction.
(2) Pro Forma for a full year impact of the 2005 Acquisitions, only includes Ormet since the date of acquisition.  Excludes pro forma impact of Corus Acquisition.
(3) Pro Forma for the Financing Transactions, the 2005 Acquisitions (excluding the acquisitions of certain assets of Ormet) and the Corus Acquisition.  For the
Pro Forma twelve months ended 3/31/2006, Adjusted EBITDA as presented does not include $25.0 million of synergies related to the Corus Acquisition and
$13.3 million of EBITDA related to the Ormet acquisition.  Were these items included, Pro Forma Adjusted EBITDA for the twelve months ended 3/31/06 would total $436.0 million.

52 52
EBITDA to Net Income Reconciliation
EBITDA to Net Income Reconciliation
Reconciliation of Corus Aluminum’s Net Income (Loss) to
EBITDA and Adjusted EBITDA
Reconciliation of Corus Aluminum’s Net Income (Loss) to
EBITDA and Adjusted EBITDA
(€ in millions)
For the Years Ended Dec. 31,
For the Twelve
Months Ended
2004 2005 March 31, 2006
Net (Loss) income €54 €23 €55
Interest expense (net) 3 6  6
Income taxes 29 2 18
Minority interest (1) (3) (4)
Depreciation and amortization 46 52 53
EBITDA €131 €80 €128
Unrealized (gains) losses on derivative financial instruments (21) 9 (35)
Restructuring charges 1 12 13
Adjusted EBITDA
€111 €101 €106